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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): November 29, 2006

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

       MISSOURI                   0-20600                      43-1311101
   (State or other           (Commission File               (I.R.S. Employer
   jurisdiction of                Number)                    Identification
    organization)                                                Number)

   3101 MCKELVEY ROAD
   ST. LOUIS, MISSOURI                                            63044
   (Address of principal executive offices)                    (Zip Code)

                               (314) 291-5110
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE

           On November 29, 2006, Zoltek Companies, Inc. issued a press release reporting that verdicts were issued in a pending lawsuit in federal court in St. Louis, Missouri. The text of the press release is attached hereto as Exhibit 99.

ITEM 8.01  OTHER EVENTS

           On November 29, 2006, Zoltek Companies, Inc. issued a press release reporting that verdicts were issued in a pending lawsuit in federal court in St. Louis, Missouri. The text of the press release is attached hereto as Exhibit 99.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (a)  Financial statements of businesses acquired. Not applicable.
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           (b)  Pro forma financial information. Not applicable
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           (c)  Exhibits. See Exhibit Index
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                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 30, 2006

                                 ZOLTEK COMPANIES, INC.



                                 By /s/ Kevin Schott
                                    ---------------------------
                                    Kevin Schott
                                    Chief Financial Officer

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                                EXHIBIT INDEX

 Exhibit
 Number                          Description
 ------                          -----------

 99                 Press Release, dated November 29, 2006.

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